Exhibit 99.1
                                                                    ------------

                                THE MORTGAGE POOL

General

          The Mortgage Pool will consist of approximately 4,426 conventional, one- to four-family, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of September 1, 1999 (the "Cut-off Date") of approximately $548,933,395 after application of scheduled payments due on or before the Cut-off Date whether or not received and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years.

          Each Mortgage Loan provides for semi-annual adjustment to the Mortgage Rate thereon (in the case of approximately 86.50%, 11.62% and approximately 0.01% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, after an initial period of approximately two years, three years and five years respectively, from the date of origination thereof (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan")), and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each Mortgage Loan, including each Delayed First Adjustment Mortgage Loan, will generally not increase or decrease by more than a specified percentage ranging from 1.00% to 2.00% per annum (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin, calculated as described herein. See "--The Index" herein. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

          The Mortgage Loans have scheduled monthly payments due generally on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause.

          Approximately 81.21% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a Prepayment Charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of five years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the Prepayment Charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of

Certificates. Under certain instances, as described in the Agreement, the Master Servicer may waive the payment of any otherwise applicable Prepayment Charge. Investors should conduct their own analysis of the effect, if any, that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

          None of the Mortgage Loans are Buydown Mortgage Loans.

          The average principal balance of the Mortgage Loans at origination was approximately $124,133. No Mortgage Loan had a principal balance at origination greater than approximately $1,000,000 or less than approximately $17,925. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $124,025. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $998,845 or less than approximately $17,918.

          The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 6.130% per annum to approximately 15.000% per annum, and the weighted average Mortgage Rate was approximately 9.665% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 4.500% to approximately 10.990%, Minimum Mortgage Rates ranging from approximately 6.130% per annum to approximately 15.000% per annum and Maximum Mortgage Rates ranging from approximately 12.750% per annum to approximately 22.000% per annum. As of the Cut- off Date, the weighted average Gross Margin was approximately 6.181%, the weighted average Minimum Mortgage Rate was approximately 9.665% per annum and the weighted average Maximum Mortgage Rate was approximately 16.651% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in September 2004 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is August 2001.

          The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.99%. At origination no Mortgage Loan will have a loan-to-value ratio greater than approximately 95.00% or less than approximately 13.81%.

          The weighted average remaining term to stated maturity of the Mortgage Loans will be approximately 29 years and 10 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to February 1998 or after October 1999, or will have a remaining term to stated maturity of less than 14 years and 2 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is September 2029.

          The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                                           % OF
                                           NUMBER        AGGREGATE ORIGINAL         AGGREGATE ORIGINAL
     RANGE ($)                            OF LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
     ---------                            ------         -----------------          -------------------
       0.01 -   50,000.00  . . . . . .       549        $  21,321,321.00                   3.88%
  50,000.01 -  100,000.00  . . . . . .     1,678          125,765,459.00                  22.89
 100,000.01 -  150,000.00  . . . . . .     1,096          134,612,251.00                  24.50
 150,000.01 -  200,000.00  . . . . . .       493           85,341,463.00                  15.53
 200,000.01 -  250,000.00  . . . . . .       245           54,843,770.00                   9.98
 250,000.01 -  300,000.00  . . . . . .       157           43,096,342.00                   7.84
 300,000.01 -  350,000.00  . . . . . .        84           27,180,497.00                   4.95
 350,000.01 -  400,000.00  . . . . . .        52           19,481,271.00                   3.55
 400,000.01 -  450,000.00  . . . . . .        25           10,782,275.00                   1.96
 450,000.01 -  500,000.00  . . . . . .        22           10,582,549.00                   1.93
 500,000.01 -  550,000.00  . . . . . .         6            3,137,500.00                   0.57
 550,000.01 -  600,000.00  . . . . . .         8            4,615,050.00                   0.84
 600,000.01 -  650,000.00  . . . . . .         1              630,700.00                   0.11
 650,000.01 -  700,000.00  . . . . . .         2            1,311,835.00                   0.24
 700,000.01 -  750,000.00  . . . . . .         3            2,227,634.00                   0.41
 750,000.01 -  800,000.00  . . . . . .         1              755,574.00                   0.14
 850,000.01 -  900,000.00  . . . . . .         1              857,500.00                   0.16
 900,000.01 -  950,000.00  . . . . . .         1              910,000.00                   0.17
 950,000.01 - 1,000,000.00 . . . . . .         2            1,960,000.00                   0.36
                                           -----            ------------                   ----
 Total................................     4,426         $549,412,991.00                 100.00%
                                           =====          ==============                 ======



         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                          AGGREGATE          % OF AGGREGATE
                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                          NUMBER      OUTSTANDING AS OF     OUTSTANDING AS OF
    RANGE ($)                            OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
    ---------                            --------     -------------------   -----------------
      0.01 -    50,000.00 ..............     549         $ 21,295,358.51           3.88%
 50,000.01 -   100,000.00 ..............   1,679          125,757,692.62          22.91
100,000.01 -   150,000.00 ..............   1,095          134,398,612.13          24.48
150,000.01 -   200,000.00 ..............     493           85,264,236.99          15.53
200,000.01 -   250,000.00 ..............     245           54,798,786.33           9.98
250,000.01 -   300,000.00 ..............     157           43,056,029.30           7.84
300,000.01 -   350,000.00 ..............      84           27,158,999.15           4.95
350,000.01 -   400,000.00 ..............      52           19,465,198.49           3.55
400,000.01 -   450,000.00 ..............      25           10,771,869.88           1.96
450,000.01 -   500,000.00 ..............      22           10,572,866.00           1.93
500,000.01 -   550,000.00 ..............       6            3,135,105.70           0.57
550,000.01 -   600,000.00 ..............       8            4,612,419.68           0.84
600,000.01 -   650,000.00 ..............       1              630,329.55           0.11
650,000.01 -   700,000.00 ..............       2            1,310,668.25           0.24
700,000.01 -   750,000.00 ..............       3            2,226,809.86           0.41
750,000.01 -   800,000.00 ..............       1              754,664.68           0.14
850,000.01 -   900,000.00 ..............       1              856,338.89           0.16
900,000.01 -   950,000.00 ..............       1              909,618.39           0.17
950,000.01 - 1,000,000.00 ..............       2            1,957,790.22           0.36
                                            -----          --------------        -------
Total ..................................    4,426         $548,933,394.62        100.00%
                                            =====          ==============        ======

               MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION

                                             AGGREGATE          % OF AGGREGATE
                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                               NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)             OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -----------------             --------   -----------------    -----------------
6.000  - 6.499..............      3        $    464,415.61           0.08%
6.500  - 6.999..............     22           2,871,600.12           0.52
7.000  - 7.499..............     43           5,220,599.90           0.95
7.500  - 7.999..............    249          38,561,261.19           7.02
8.000  - 8.499..............    210          33,880,985.22           6.17
8.500  - 8.999..............    686         109,899,440.94          20.02
9.000  - 9.499..............    469          59,776,807.79          10.89
9.500  - 9.999..............    900         117,040,778.40          21.32
10.000 - 10.499.............    462          49,994,668.66           9.11
10.500 - 10.999.............    619          68,344,523.79          12.45
11.000 - 11.499.............    245          22,768,706.71           4.15
11.500 - 11.999.............    228          18,546,873.16           3.38
12.000 - 12.499.............     79           6,322,108.23           1.15
12.500 - 12.999.............    122           9,157,939.30           1.67
13.000 - 13.499.............     34           2,203,677.54           0.40
13.500 - 13.999.............     39           2,646,065.38           0.48
14.000 - 14.499.............     11             901,716.53           0.16
14.500 - 14.999.............      3             191,750.30           0.03
15.000 - 15.499.............      2             139,475.85           0.03
                                ---          -------------          -----
     Total..................  4,426        $548,933,394.62         100.00%
                              =====         ==============         ======



           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                             AGGREGATE          % OF AGGREGATE
                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                               NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)             OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -----------------             --------   -----------------    -----------------

6.000  - 6.499................     3       $    464,415.61           0.08%
6.500  - 6.999................    22          2,871,600.12           0.52
7.000  - 7.499................    43          5,220,599.90           0.95
7.500  - 7.999................   249         38,561,261.19           7.02
8.000  - 8.499................   210         33,880,985.22           6.17
8.500  - 8.999................   686        109,899,440.94          20.02
9.000  - 9.499................   469         59,776,807.79          10.89
9.500  - 9.999................   900        117,040,778.40          21.32
10.000 - 10.499...............   462         49,994,668.66           9.11
10.500 - 10.999...............   619         68,344,523.79          12.45
11.000 - 11.499...............   245         22,768,706.71           4.15
11.500 - 11.999...............   228         18,546,873.16           3.38
12.000 - 12.499...............    79          6,322,108.23           1.15
12.500 - 12.999...............   122          9,157,939.30           1.67
13.000 - 13.499...............    34          2,203,677.54           0.40
13.500 - 13.999...............    39          2,646,065.38           0.48
14.000 - 14.499...............    11            901,716.53           0.16
14.500 - 14.999...............     3            191,750.30           0.03
15.000 - 15.499...............     2            139,475.85           0.03
                               -----       ---------------         ------

     Total.................... 4,426       $548,933,394.62         100.00%
                               =====        ==============         ======

                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                             AGGREGATE          % OF AGGREGATE
                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
  MAXIMUM                      NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)             OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -----------------             --------   -----------------    -----------------
12.500 - 12.999..............      1      $     86,925.09             0.02%
13.000 - 13.499..............      5           646,373.55             0.12
13.500 - 13.999..............     25         3,607,180.02             0.66
14.000 - 14.499..............     45         5,574,418.66             1.02
14.500 - 14.999..............    251        38,206,336.85             6.96
15.000 - 15.499..............    213        34,551,397.26             6.29
15.500 - 15.999..............    689       110,858,587.28            20.20
16.000 - 16.499..............    472        59,611,215.54            10.86
16.500 - 16.999..............    898       116,406,818.64            21.21
17.000 - 17.499..............    454        49,198,513.75             8.96
17.500 - 17.999..............    616        67,851,806.20            12.36
18.000 - 18.499..............    244        22,858,232.30             4.16
18.500 - 18.999..............    228        18,587,059.02             3.39
19.000 - 19.499..............     78         6,049,647.18             1.10
19.500 - 19.999..............    119         8,863,046.85             1.61
20.000 - 20.499..............     33         2,096,828.37             0.38
20.500 - 20.999..............     39         2,646,065.38             0.48
21.000 - 21.499..............     11           901,716.53             0.16
21.500 - 21.999..............      3           191,750.30             0.03
22.000 - 22.499..............      2           139,475.85             0.03
                               -----       --- ----------           ------

     Total...................  4,426      $548,933,394.62           100.00%
                               =====       ==============           ======




                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                             AGGREGATE          % OF AGGREGATE
                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
  MINIMUM                      NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)             OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -----------------             --------   -----------------    -----------------

6.000  - 6.499...............      3      $    464,415.61            0.08%
6.500  - 6.999...............     22         2,871,600.12            0.52
7.000  - 7.499...............     43         5,220,599.90            0.95
7.500  - 7.999...............    249        38,561,261.19            7.02
8.000  - 8.499...............    210        33,880,985.22            6.17
8.500  - 8.999...............    686       109,899,440.94           20.02
9.000  - 9.499...............    469        59,776,807.79           10.89
9.500  - 9.999...............    900       117,040,778.40           21.32
10.000 - 10.499..............    462        49,994,668.66            9.11
10.500 - 10.999..............    619        68,344,523.79           12.45
11.000 - 11.499..............    245        22,768,706.71            4.15
11.500 - 11.999..............    228        18,546,873.16            3.38
12.000 - 12.499..............     79         6,322,108.23            1.15
12.500 - 12.999..............    122         9,157,939.30            1.67
13.000 - 13.499..............     34         2,203,677.54            0.40
13.500 - 13.999..............     39         2,646,065.38            0.48
14.000 - 14.499..............     11           901,716.53            0.16
14.500 - 14.999..............      3           191,750.30            0.03
15.000 - 15.499..............      2           139,475.85            0.03
                               -----       --------------          ------

     Total...................  4,426      $548,933,394.62          100.00%
                               =====       ==============          ======

                       GROSS MARGINS OF THE MORTGAGE LOANS



                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
GROSS MARGIN(%)              OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- ---------------              --------   -----------------    -----------------
4.500 - 4.749................     19      $  2,172,069.62           0.40%
4.750 - 4.999................     16         1,989,274.71           0.36
5.000 - 5.249................      5           567,284.32           0.10
5.250 - 5.499................      3           419,588.70           0.08
5.500 - 5.749................     12         2,358,071.80           0.43
5.750 - 5.999................  1,398       197,542,353.73          35.99
6.000 - 6.249................  1,057       133,991,754.18          24.41
6.250 - 6.499................    146        20,332,654.90           3.70
6.500 - 6.749................    938       110,042,848.66          20.05
6.750 - 6.999................    759        71,976,627.47          13.11
7.000 - 7.249................     43         4,479,926.25           0.82
7.250 - 7.499................      9         1,031,251.18           0.19
7.500 - 7.749................      8           778,874.50           0.14
7.750 - 7.999................      3           258,883.40           0.05
8.000 - 8.249................      2           150,707.67           0.03
8.250 - 8.499................      2           400,724.36           0.07
8.500 - 8.749................      1            27,901.35           0.01
9.250 - 9.499................      1           159,897.97           0.03
9.750 - 9.999................      3           189,075.38           0.03
10.750 -10.999...............      1            63,624.47           0.01
                                   -            ---------           ----

     Total...................  4,426      $548,933,394.62         100.00%
                               =====       ==============         ======


               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                  AGGREGATE        % OF AGGREGATE
                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                    NUMBER    OUTSTANDING AS OF   OUTSTANDING AS OF
LOAN-TO-VALUE RATIO(%)             OF LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE
- ----------------------             --------   -----------------   ----------------
Less than or equal to 25.00.......      6      $    212,630.26           0.04%
25.01 - 30.00.....................     10           680,946.40           0.12
30.01 - 35.00.....................     11           677,491.44           0.12
35.01 - 40.00.....................     18           996,844.67           0.18
40.01 - 45.00.....................     32         3,555,725.16           0.65
45.01 - 50.00.....................     48         3,869,072.86           0.70
50.01 - 55.00.....................     66         5,593,385.52           1.02
55.01 - 60.00.....................    107        11,169,061.27           2.03
60.01 - 65.00.....................    237        25,396,029.72           4.63
65.01 - 70.00.....................    393        41,678,590.02           7.59
70.01 - 75.00.....................    663        77,981,430.91          14.21
75.01 - 80.00.....................  1,192       147,804,197.55          26.93
80.01 - 85.00.....................    987       133,619,999.09          24.34
85.01 - 90.00.....................    639        93,599,870.96          17.05
90.01 - 95.00.....................     17         2,098,118.79           0.38
                                       --         ------------           ----

     Total........................  4,426      $548,933,394.62         100.00%
                                    =====       ==============         ======

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
LOCATION                     OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- --------                     --------   -----------------    -----------------
Alabama......................      1          $49,466.41            0.01%
Arizona......................     89       10,229,976.46            1.86
Arkansas.....................      8          528,749.95            0.10
California...................    894      169,764,849.19           30.93
Colorado.....................    195       24,608,982.00            4.48
Connecticut..................     22        2,634,606.15            0.48
Delaware.....................      4          481,368.66            0.09
District of Columbia.........      5          485,604.59            0.09
Florida......................    283       28,458,581.17            5.18
Georgia......................    101       12,446,902.88            2.27
Hawaii.......................      9        1,588,516.37            0.29
Idaho........................     38        3,857,120.86            0.70
Illinois.....................    408       47,881,665.21            8.72
Indiana......................     67        4,561,036.09            0.83
Iowa.........................     26        2,288,381.05            0.42
Kansas.......................     42        3,180,566.29            0.58
Kentucky.....................      7          638,687.82            0.12
Louisiana....................     16        1,486,264.91            0.27
Maine........................     20        1,865,704.54            0.34
Maryland.....................     29        5,436,582.21            0.99
Massachusetts................    183       26,501,210.08            4.83
Michigan.....................    185       16,173,580.65            2.95
Minnesota....................    234       25,481,096.38            4.64
Mississippi..................     12          848,046.52            0.15
Missouri.....................     67        5,393,649.70            0.98
Montana......................     26        2,192,175.05            0.40
Nebraska.....................      4          295,329.16            0.05
Nevada.......................     97       14,047,322.38            2.56
New Hampshire................     27        3,328,864.91            0.61
New Jersey...................     13        1,845,497.51            0.34
New Mexico...................     81        8,276,447.66            1.51
North Carolina...............     60        5,262,819.38            0.96
North Dakota.................      4          325,850.82            0.06
Ohio.........................    233       19,323,466.30            3.52
Oklahoma.....................     42        2,936,584.83            0.54
Oregon.......................    114       14,685,449.85            2.68
Pennsylvania.................    157       12,647,788.44            2.30
Rhode Island.................     16        1,581,598.76            0.29
South Carolina...............     25        2,485,614.01            0.45
Tennessee....................     45        3,981,366.68            0.73
Texas........................    200       17,142,071.44            3.12
Utah.........................     64        7,818,611.70            1.42
Vermont......................      2          378,308.84            0.07
Virginia.....................     40        4,758,090.53            0.87
Washington...................    179       23,749,872.28            4.33
West Virginia................      5          357,426.34            0.07
Wisconsin....................     37        3,852,939.82            0.70
Wyoming......................     10          788,701.79            0.14
                                  --          ----------            ----

     Total...................  4,426     $548,933,394.62          100.00%
                               =====      ==============          ======

                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
PROPERTY TYPE                OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -------------                --------   -----------------    -----------------

Single Family..............    3,669    $447,246,136.74            81.48%
Two- to Four-Family........      275      35,056,116.31             6.39
Condominium................      208      25,344,999.60             4.62
Planned Unit Development...      223      37,434,067.16             6.82
Manufactured Housing.......       51       3,852,074.81             0.70
                                  --       ------------             ----

     Total.................    4,426    $548,933,394.62           100.00%
                               =====     ==============           ======


            MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS


                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
OCCUPANCY STATUS             OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- ----------------             --------   -----------------    -----------------

Owner-Occupied..............   3,981    $509,926,193.08             92.89%
Secondary...................      20       2,522,642.06              0.46
Non Owner Occupied..........     425      36,484,559.48              6.65
                                 ---      -------------              ----

        Total...............   4,426    $548,933,394.62            100.00%
                               =====     ==============            ======

          The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                          PURPOSE OF THE MORTGAGE LOANS


                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN PURPOSE                 OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- ------------                 --------   -----------------    -----------------

Purchase.....................   1,162    $142,045,280.01             25.88%
Equity-out Refinance.........   2,485     314,278,811.90             57.25
Rate-term Refinance..........     779      92,609,302.71             16.87
                                  ---      -------------             -----

        Total................   4,426    $548,933,394.62            100.00%
                                =====     ==============            ======

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                      AGGREGATE          % OF AGGREGATE
                                                  PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                        NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN PROGRAM                           OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- ------------                           --------   -----------------    -----------------
Full Documentation Program............. 2,974      $357,478,907.12            65.12%
Stated Income Documentation Program.... 1,452       191,454,487.50            34.88
                                        -----       --------------           ------

        Total.......................... 4,426      $548,933,394.62           100.00%
                                        =====       ==============           ======


                      RISK CATEGORIES OF THE MORTGAGE LOANS

                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
RISK CATEGORIES              OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- ---------------              --------   -----------------    -----------------

A+..........................   1,491     $213,203,985.66            38.84%
A+MO*.......................       3          261,643.93             0.05
A-..........................   1,283      165,447,049.25            30.14
A-MO*.......................      66        6,052,697.76             1.10
B...........................     785       90,523,723.54            16.49
C...........................     543       51,058,462.07             9.30
C-..........................     123       11,205,139.06             2.04
C-HS**......................     132       11,180,693.35             2.04
                                 ---       -------------             ----

    Total...................   4,426     $548,933,394.62           100.00%
                               =====      ==============           ======

___________________
*       Underwritten pursuant to the Mortgage Credit Only program.
**      Underwritten pursuant to the Home Saver program.


                  NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS

                                                 AGGREGATE          % OF AGGREGATE
                                             PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                   NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE     OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -----------------------------     --------   -----------------    -----------------

October 1999.................         1        $  237,687.46             0.04%
December 1999................         1           215,678.72             0.04
January 2000.................        24         3,707,571.43             0.68
February 2000................        36         4,802,049.04             0.87
March 2000...................         9         1,361,600.00             0.25
June 2000....................         2           290,209.37             0.05
July 2000....................         2           357,693.62             0.07
September 2000...............         1            63,477.97             0.01
October 2000.................         1           101,135.03             0.02
November 2000................         1            27,901.35             0.01
January 2001.................         2           179,672.81             0.03
February 2001................         3           435,562.01             0.08
March 2001...................        14         1,544,219.62             0.28

April 2001...................       109        13,068,756.47             2.38
May 2001.....................        43         5,898,286.20             1.07
June 2001....................       133        15,323,462.51             2.79
July 2001....................     1,612       200,910,633.10            36.60
August 2001..................     1,645       200,760,966.87            36.57
September 2001...............       276        35,817,468.87             6.52
November 2001................         1           172,667.43             0.03
February 2002................         2           182,041.65             0.03
March 2002...................         2           237,131.63             0.04
April 2002...................        12         1,482,129.17             0.27
May 2002.....................         4           967,089.47             0.18
June 2002....................        21         2,330,594.97             0.42
July 2002....................       172        22,127,287.74             4.03
August 2002..................       246        30,620,943.11             5.58
September 2002...............        50         5,664,477.00             1.03
September 2004...............         1            45,000.00             0.01
                                  -----      ---------------           ------

   Total.....................     4,426      $548,933,394.62           100.00%
                                  =====       ==============           ======


                    PERIODIC RATE CAPS ON THE MORTGAGE LOANS

                                            AGGREGATE          % OF AGGREGATE
                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER    OUTSTANDING AS OF     OUTSTANDING AS OF
PERIODIC RATE CAP            OF LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
- -----------------            --------   -----------------    -----------------

1.00...................         83       $ 10,063,767.70             1.83%
1.50...................      4,342        538,816,989.07            98.16
2.00...................          1             52,637.85             0.01
                             -----       ---------------           ------

     Total.............      4,426       $548,933,394.62           100.00%
                             =====       ===============           ======